UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2022
____________________
RAYTHEON TECHNOLOGIES CORP
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Winter Street, Waltham, Massachusetts 02451
(Address of principal executive offices, including zip code)

(781) 522-3000
(Registrant's telephone number, including zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

 Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2022, the shareowners of Raytheon Technologies Corporation (the “Company”) voted at the 2022 Annual Meeting of Shareowners to approve an amendment (the “Charter Amendment”) to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to reduce the voting threshold required to amend or repeal Article Ninth of the Certificate of Incorporation from 80% or more of the voting power of the Company’s common stock to a majority of the voting power of the Company’s common stock.  The Charter Amendment took effect at 11:59 PM on April 26, 2022 following the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Amended and Restated Certificate of Incorporation").  Article Ninth requires a shareowner supermajority vote to approve certain business combinations with an “interested stockholder,” which is a shareowner that owns 10% or more of the Company’s outstanding common stock.  As discussed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 14, 2022, the Company’s Board of Directors (the “Board”) intends to propose for shareowner approval at the Company’s 2023 Annual Meeting a further amendment to the Amended and Restated Certificate of Incorporation that would repeal Article Ninth in its entirety.

On April 25, 2022, the Board approved amendments (the “Bylaw Amendments”) to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately (as amended, the "Amended and Restated Bylaws"). The Bylaw Amendments generally remove certain provisions that were added to the Bylaws in April 2020 in connection with the merger between Raytheon Company and the Company (f/k/a United Technologies Corporation) (the “Merger”), many of which provisions ceased to have any effect after April 3, 2022.

In particular, the Bylaw Amendments: (1) amend Section 2.1 to provide that the number of directors shall be not less than 8 nor more than 19; (2) amend Section 2.11 to delete Merger-related provisions regarding the composition of the Board, including the nomination of certain directors, the selection of the Lead Director, the standing committees of the Board and their composition, the Company’s headquarters location, and the Company name; (3) add Section 3.1 to provide for an Executive Committee of the Board, which had been deleted from the Bylaws in connection with the Merger, and amend Sections 2.17 and 4.2 to add references to the Executive Committee therein; (4) delete Section 2.18, which set forth Merger-related provisions regarding the Company’s Executive Chairman and Chief Executive Officer roles, as well as additional provisions regarding Board and standing committee composition; and (5) remove various references and provisos to deleted Merger-related provisions.

The foregoing descriptions of the Charter Amendment and the Bylaw Amendments are qualified in their entirety by reference to the full text of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Form 8-K, which are incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2022 Annual Meeting of Shareowners on April 25, 2022. As of March 1, 2022, the record date for the meeting, 1,490,268,377 shares of Company common stock were issued and outstanding. A quorum of 1,329,351,676 shares of common stock was present or represented at the meeting. Set forth below are the final voting results for each of the matters submitted to a vote of the shareowners. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 14, 2022.

1)
Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2023 Annual Meeting of Shareowners or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tracy A. Atkinson	1,162,116,110	18,139,238	1,869,474	147,226,854
Bernard A. Harris, Jr.	1,164,318,294	15,692,601	2,113,927	147,226,854
Gregory J. Hayes	1,128,002,859	52,053,308	2,068,655	147,226,854
George R. Oliver	1,165,760,404	13,383,301	2,981,117	147,226,854
Robert K. Ortberg	1,174,976,951	5,122,867	2,025,004	147,226,854
Margaret L. O’Sullivan	1,165,957,977	14,308,734	1,858,111	147,226,854
Dinesh C. Paliwal	1,164,651,864	15,437,402	2,035,556	147,226,854
Ellen M. Pawlikowski	1,173,267,679	7,028,546	1,828,597	147,226,854
Denise L. Ramos	1,169,808,965	10,420,557	1,895,300	147,226,854
Fredric G. Reynolds	1,153,673,604	26,208,822	2,242,396	147,226,854
Brian C. Rogers	1,172,179,853	7,851,357	2,093,612	147,226,854
James A. Winnefeld, Jr.	1,172,687,793	7,402,096	2,034,933	147,226,854
Robert O. Work	1,133,573,975	31,831,281	16,719,566	147,226,854

2)	A proposal that shareowners approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,124,123,495	53,879,776	4,121,551	147,226,854

3)
A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as the Company’s Independent Auditor for 2022 until the next Annual Meeting in 2023. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions
1,284,449,830	43,181,532	1,720,314

4)
A proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to reduce the voting threshold required to repeal Article Ninth, which requires a vote of 80% of the Company’s outstanding shares for the approval of certain business combination transactions, as disclosed in the Company's definitive proxy statement dated March 14, 2022. A majority of the outstanding shares voted in favor of the proposal, and the proposal was approved. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,169,198,269	8,312,772	4,613,781	147,226,854

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Exhibit Description
Number

3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)

Date: April 26, 2022	By:	/s/ Ramsaran Maharajh
Ramsaran Maharajh
Executive Vice President & General Counsel